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                                                                 EXHIBIT 10.28

                                   SCHEDULE I

                    LIST OF OFFICERS AND DIRECTORS WHO HAVE
                    ENTERED INTO INDEMNIFICATION AGREEMENTS

W. Tod Chmar
Stephen J. Clearman
John P. Imlay, Jr.
Martin D. Kidder
Michael F. Mies
Scott N. Madigan
Steven A. Odom
John D. Phillips
Stephen E. Raville
Carl E. Sanders
Hensley E. West

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